

innovus pharma

A Leader in the OTC/Consumer Care Men's and Women's Health & Respiratory Diseases

OTCQB: INNV

Corporate Presentation

May 14, 2015

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma

- Based in San Diego, Innovus Pharma is a commercial stage revenue generating emerging leader in OTC/Consumer care products in men's and women's health and respiratory diseases

- We generate revenues from five commercial products on a worldwide basis

- We grow by acquiring or in-license high value, revenue generating assets

Innovus Pharma Commercial Portfolio

Men Health Franchise

Product	Indication	Countries Marketed	Countries Partnered	Partner
EjectDelay®	Premature Ejaculation	US	Canada MENA Morocco Vietnam/Myanmar	Orimed/Jamp Tabuk Pharma Ovation Pharma Oz Biogenics
Sensum+®	Increase in Penile Sensitivity	US, UK, Morocco	Canada UK MENA Morocco Lebanon Vietnam/Myanmar	Orimed/Jamp Tramorgan Tabuk Pharma Ovation Pharma BroadMed Pharma Oz Biogenics
Vesele®	Increase in sexual and cognitive health	US, UK	UK MENA Vietnam/Myanmar	Tramorgan Tabuk Pharma Oz Biogenics

innovus pharma

Innovus Pharma Commercial Portfolio

Women Health Franchise

Product	Indication	Countries Marketed	Countries Partnered	Partner
Zestra®	Female Desire & Arousal	US, UK, Canada, Morocco	Canada MENA Alternative Markets Vietnam/Myanmar	Orimed/Jamp Sothema Labs DanaLife Oz Biogenics
Zestra Glide®	Water Based Lubricant	US, Canada MENA	Canada MENA Vietnam/Myanmar	Orimed/Jamp Sothema Labs Oz Biogenics
Vesele®	Increase in sexual and cognitive health	US, UK	UK MENA Vietnam/Myanmar	Tramorgan Tabuk Pharma Oz Biogenics

innovus pharma

Innovus Pharma Target Markets

Markets Targeted

> $3B

Zestra

Zestra Glide

EJECTDELAY

Sensum+



Vesele

Androferti

Female Sexual Dysfunction

$1B

Premature Ejaculation Reduced Penile Sensitivity

$1B

Allergic Rhinitis

$1B

innovus pharma

Revenue Projections



Projected Revenues ($Millions)
30
20
10
0
2013
2014
2015
2016
2017

Projections are based on the approval and sales of FlutiCare™ in 2016 and the launch of Zestra® in certain countries in 2015-2016

innovus pharma

Innovus Pharma Product Partnerships Agreements

Product	Partner	Territory	Milestones	Royalty
Zestra®	Orimed/Jamp	Canada	Up to $85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
	DanaLife	Alternative Markets		Transfer Price
	Oz Biogenics	Vietnam and Myanmar		Transfer Price
EjectDelay®	Orimed/Jamp	Canada	Up to $85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $18.6M	Tiered Double Digit
	Tabuk Pharma	MENA	Up to $86.5M	Tiered Double Digit
	Oz Biogenics	Vietnam and Myanmar		Transfer Price
Sensum+®	Orimed/Jamp	Canada	Up to $85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $11.25M	Tiered Double Digit
	Tramorgan	UK	Up to $44M	50%
	BroadMed	Lebanon	Up to $11.1M	Tiered Double Digit
	Tabuk Pharma	MENA	Up to $86.5M	Tiered Double Digit
	Oz Biogenics	Vietnam and Myanmar		Transfer Price
Zestra Glide®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
	Oz Biogenics	Vietnam and Myanmar		Transfer Price
Vesele®	Tramorgan	UK	Up to $13M	50%
	Tabuk Pharma	MENA	Up to $86.5M	Tiered Double Digit
	Oz Biogenics	Vietnam and Myanmar		Transfer Price
TOTAL			**Up to $440M**	

innovus pharma

Note: Orimed partnership includes all four products
Sothema partnership includes Zestra® and Zestra Glide®
Tabuk partnership includes EjectDelay ®, Sunsem+ ® and Vesele ®

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Sciences Companies

Management Team	Board of Directors & Advisory Board
Bassam Damaj, Ph.D. President & CEO, Director	**Henry Esber, Ph.D.** Chairman of Board
Lynnette Dillen CPA EVP and CFO	**Ziad Mirza, MD** Director
Randy Berholtz, Esq. Acting General Counsel & Secretary	**Vivian Liu** Director
	Robert Hoffman CPA Advisory Board

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

INNV 2014-H1 2015 Accomplishments

- **Grew Pipeline to Seven products**
  - 2014: Five commercial products (Zestra®, EjectDelay® , Sensum+® ,Zestra Glide® & Vesele®
  - H1-2015: Two new products (Fluticare™ OTC (Fluticasone propionate NS) resulting from the acquisition of Novalere); and Androferti® for male fertility

- **High Growth & Revenues**
  - Over $1M in revenues recognized in our first year of commercialization (2014

- **Signed Eight Commercial Partnerships**
  - Eight commercial partnerships signed with up to $440M in sales milestones plus royalties in 30 countries

- **Expanded Retail and Online Presence in the US**
  - Multiple large retailers, online resellers and catalogues carry our products including:
    - Walmart, Pathmark, Kroger, Meijer, Big Y, Fred Myer
    - Drugstore.com, Quest Products, Swanson Health, Pharmapacks, Amazon
    - Silver Star Brands

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Five commercial products (Zestra®, EjectDelay® , Sensum+® ,Zestra Glide® & Vesele®
  - High Value product pipeline targeting over $1Billion US market (Fluticare® - Fluticasone propionate SP; Androferti®)

- **High Growth & Revenues**
  - Over $1M in revenues recognized in 2014, and $3-$5 million projected for 2015.

- **Multiple Near-Term Milestones**
  - Up to $440M in sales milestones already signed with commercial partners in 30 countries
  - Launch of Androferti® in Q3 2015
  - Announcing new commercial partnerships throughout 2015

- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 30 countries

innovus pharma

- **Experienced and Proven Management Team**

FlutiCare™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis


DESIGN 2


COUNTER DISPLAY


A. BASE GRAPHIC FRONTAL VIEW


30" PDQ
FlutiCare
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF WITHOUT A PRESCRIPTION


SKINNY TOWER


ORIGINAL PRESCRIPTION STRENGTH
FlutiCare
Fluticasone Propionate Nasal Spray, USP, 50 mcg
NASAL ALLERGY SYMPTOM RELIEVER
24 HR RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS

FlutiCare™

FlutiCare™ contains the Nasal Steroid Active that is Physician Recommended and Consumer Preferred

- #1 form used by patients[1]
- #1 nasal steroid active prescribed by physicians[1]
- Familiar to patients, comfort of a known & trusted medicine
- Engrained in patients' allergy management
- Effective and safe


NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY
RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
120 METERED SPRAYS
NET WEIGHT 16g

[1]Data for nasal steroids since 2007

innovus pharma

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007



>177M
2M



Only 2 million Flonase units dispensed since 2007

- FlutiCare™ product form firmly fixed in consumer minds
- Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent
- Expect to retain 15% of current prescription once OTC switch takes place

innovus pharma

FlutiCare™ Launch





NEW!
FlutiCare
NASAL ALLERGY RELIEVER

Q4/2014	10/2015	Q4/15 - 1/1/16	Q2 2016
Filing for New ANDA	Begin Pre-approval activities	Likely approval of New ANDA	FlutiCare™ Currently Expected Launch

FlutiCare™ Commercial- US Plan the

Innovus Pharma's established as vendor of record

- Tier 1-85% of Allergy Category Sales

Walgreens
Walmart
Kroger
CVS/pharmacy
AmerisourceBergen
McKESSON
CardinalHealth
RITE AID
TARGET

- Tier 2 - 15% of Allergy Category Sales

H-E-B
DELHAIZE
GIANT EAGLE
Ahold
SAFEWAY
Winn Dixie
SUPERVALU


CLINICALLY PROVEN
Zestra
Zestra

A Clinically Active and Proven Product to Enhance Female Sexual Desire/Arousal & Satisfaction in Women

Zestra Essential Arousal Oils™

A Commercial High Value Asset

- Zestra® is the only clinically-proven **COMMERCIALLY SOLD** consumer care product with statistically significant clinical efficacy in women with FSI/AD, a disorder estimated to affect 10 million women
- Over **12.5 MILLION DOSES** of Zestra® have been sold so far in multiple countries.
- Zestra® is **WOMEN APPROVED:** 92% of users said that they would recommend to a friend and 78% said they would use it again
- **EXCELLENT SAFETY PROFILE**: 2 in 1 million reported minor adverse events from over 12.5 million doses sold since launch
- **PATENT PROTECTED**: Strong patents until 2021

Zestra® Caters to a Large & Unmet Medical Market

Zestra® is a leading OTC brand franchise — for improved female arousal desire & sexual satisfaction



LARGE MARKET

- ✓ **43% of women have sexual difficulties** (vs. 31% of men – ED = $6 billion market)
- ✓ **72% of sexually active women desire improved satisfaction**



NO APPROVED SOLUTIONS

- ✓ **No approved Rx solution in US**

* Laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6.537-542
** deKadt Zestra quantitative Consumer Study, October 2009

innovus pharma

Recommended by Leading Gynecologists



"All women deserve sexual satisfaction. Zestra is a breakthrough and it is safe, hormone-free and topically applied. I recommend Zestra because it is effective for so many of my patients."

– Dr. Susan Kellogg, Co-Founder and Director of Sexual Medicine,
The Pelvic and Sexual Health Institute of Philadelphia



"I have had great success using Zestra with a wide range of patients. In fact, I have had great results with my patients who are cancer survivors, and have experienced decreased sexual satisfaction due to their treatment. I frequently recommend Zestra, because it has proven to be safe and effective to enhance the sexual satisfaction of many of my patients."

– Michael L Krychman MD, Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine.



"Many of my patients have had a positive experience using Zestra."

– Dr. Kristene E. Whitmore, Co-Founder and Medical Director,
The Pelvic and Sexual Health Institute of Philadelphia

Top Worldwide Key Opinion Leaders Backing Zestra®

Dr. Michael L. Krychman (Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine located in Newport Beach California, **USA**)

Dr. Gilbert Bou Jaoudé (Manager of the Center of Treatment and Research for the Reproductive Tract and Psychosomatic Diseases (ETPARP Center), located in Lille, France and President of the French-speaking Society for Sexual Medicine (SFMS), an affiliate of the European Society for Sexual Medicine (ESSM)) **France**)

Dr. Susan Kellogg-Spadt (Director of Female Sexual Medicine at Academic Urology Center for Pelvic Medicine in Bryn Mawr, Pennsylvania, **USA**)

Dr. Rosella Nappi (Associate Professor of Obstetrics and Gynecology at the Research Center for Reproductive Medicine and Director of the Gynecological Endocrinology & Menopause Unit at the IRCCS San Matteo Foundation, University of Pavia, **Italy**)

Dr. Santiago Palacios (Director of the Palacios' Institute of Women's Health, in Madrid, Spain, and President of the Spanish Foundation for Women and Health (FEMYS), **Spain**)

KOLs are part of Innovus Clinical advisory Board (CAB)

Very Well Reviewed and Liked Product



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$8.99
Zestra Essential Arousal Oils - 3 Count
Zestra
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Item Details
Zestra Essential Arousal Oils, 3ct
$8.97
(66)
CLINICALLY PROVEN
Zestra
Essential Arousal Oils
3 PERSONAL PACKETTES

innovus pharma

Two Placebo Controlled Double Blind US Clinical Trials in 276 Women

- **Clinical Efficacy-Primary Endpoints:**
  - FSFI scores
  - FSEP scores as recorded in a diary
- **Clinical Efficacy-Secondary Endpoints:**
  - Treatment satisfaction questionnaire (WITS)
  - Consumer testing survey (ZCTS)
  - Two GAQs
    - Q1: If Sexual Satisfaction improved
    - Q2: If Number of successful encounters increased
  - FSDS, BDI and DAS
  - Sexual encounter frequency
  - Dropout rates
- **Safety:** Monitoring adverse events (AEs)

innovus pharma

Zestra® Clinical Efficacy: Primary Endpoint Female Sexual Function Index (FSFI)


Desire
Arousal
Improvement (% Patients)
100
90
80
70
60
50
40
30
20
10
0
Placebo
Zestra
p=0.0322
p=0.0117

Zestra® Induced a statistically significant increase in Desire and Arousal in women using the product as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

Zestra® Clinical Efficacy-Secondary Endpoint Women's Inventory of Treatment Satisfaction (WITS)


WITS Total Score
Treatment Satisfaction
Sex Life Satisfaction
LS Mean Change, N=256
Placebo
Zestra
p=0.0086
p=0.0207
p=0.0246
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2

- Women using Zestra® were 6 times more satisfied with their treatment as compared to placebo
- Women using Zestra® were twice more sexually satisfied as compared to placebo

2003 & 2007 Zestra© Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

innovus pharma

Zestra® Safety Profile

Clinically proven: Well-established safety profile

276 patients

- No serious adverse events
- No drug / drug interactions
- Hormone-free
- Ingredients GRAS (generally recognized as safe)

Birth control pill
Anti-depressants
Hormone therapies
Diabetes
Cancer therapies

Zestra®-Commercial

Zestra® is available in the US and Canada including:

US Retailers such as:

Walmart
meijer
FredMeyer
drugstore.com the uncommon drugstore
Kroger
C&S Wholesale Grocers
TARGET
Big Y
Pathmark

Canadian Retailers such as:

Loblaws
Rexall
SHOPPERS DRUG MART
Well.ca

Distributors:

CardinalHealth
McKESSON
Drug Emporium
KeHE
H D SMITH
Tree of Life A KeHE COMPANY

innovus pharma

MALE DESENSITIZER
EJECTDELAY™
BENZOCAINE 7.5% GEL
Maximum Strength Ejaculatory Control Gel
TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

For the Treatment of Premature Ejaculation (PE)


EJECTDELAY
Maximum Strength Ejaculatory Control Gel
EJECTDELAY


EJECTDELAY
Maximum Strength Ejaculatory Control Gel

EjectDelay® For Premature Ejaculation


MALE DESENSITIZER
EJECTDELAY
Maximum Strength
Ejaculatory Control Gel

- **EjectDelay®** is an OTC gel (Benzocaine 7.5%) indicated for the **treatment of premature ejaculation**.
- Benzocaine 7.5% in **EjectDelay®** is supported by a clinical study which **improved the intra-vaginal ejaculation latency time by 6.4 minutes** when compared to placebo treatment.
- Products with **Benzocaine 7.5%** for the treatment of premature ejaculation have **superior clinical efficacy** than other over the counter products, including Lidocaine, for the treatment of (Premature Ejaculation) PE.
- **PE** is the **most common form of male sexual dysfunction**, affecting 30% of men. [1]

[1] J Urol, suppl.,2008;179:340, abstract 988

PE is a Large Market


DIAGRAM 2
Prevalence rates of premature ejaculation (%)
30
25
20
15
10
5
0
Northern Europe
Southern Europe
Non-European*
Latin America
Middle East
Southeast Asia

Prevalence of premature ejaculation in 7 regions. Participants were asked whether in the preceding 12 months, orgasm had been reached too rapidly for at least 2 months. Adapted from: Laumann et al.: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors adapted to (2)


DIAGRAM 1
Couples
100
80
60
40
20
0
0 200 400 600 800 1000 1200 1400 1600
IELT (seconds)

Distribution of average ejaculatory latency time on 491 couples in Europe and the United States. Adapted from: Waldinger et al.: A multinational population survey of intravaginal ejaculation latency time; adapted to (7)

Sources:
2. Laumann EO, Nicolosi A, Glasser DB et al.: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors. Int J Impot Res 2005; 17: 39–57.
7. Waldinger MD, Quinn P, Dilleen M, Mundayat R, Schweitzer DH, Boolell M: A multinational population survey of intravaginal ejaculation latency time. J Sex Med 2005; 2: 492–7.

MALE DESENSITIZER
EJECT DELAY™
BENZOCAINE 7.5% GEL
Maximum Strength Ejaculatory Control Gel
TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

PE a Fast Growing Market


10.3% Annual Growth
Market Size (million $)
1.3
1.2
1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2010
2011
2012
2013
2014
2017
Year

Source: companiesandmarkets.com; June 30, 2011

EjectDelay®: Clinical Efficacy-I-ELT


% Patients with IELT > 2 minutes, N=30
100
90
80
70
60
50
40
30
20
10
0
Placebo
Lidocaine, 8%
Benzocaine, 7.5%
Mean Change (Treatment- Baseline) in Intravaginal Ejaculation Latency Time (min)
8
7
6
5
4
3
2
1
0
Placebo
Lidocaine,8%
EjectDelay
BL
N=30
N=30
N=30

Benzocaine 7.5% achieved the highest primary and secondary endpoint efficacy

- Over 90% increase in IELT >2min
- Extended ejaculation time by 6.4min

innovus pharma

EjectDelay®: Clinical Efficacy-I-ELT


Intra-Vaginal Ejaculatory Latency Time (minute)
0
1
2
3
4
5
6
7
BL
Placebo
BL
Placebo
BL
Placebo
Benzocaine 7.5%
Benzo 3%
Dapoxetine (SSRI)
Tempe (Lidocaine Prilocaine)
EjectDelay
Benzocaine 3%

1. McMahon CG. Dapoxetine: a new option in the medical management of premature ejaculation. Ther Adv Urol. 2012 October; 4(5): 233-251
2. Culley C. PSD 502: A second Phase III, randomized, double-blind, placebo-controlled study in premature ejaculation (PE) patients in the US and Europe, AUA 2010, Abstract# 1493

EjectDelay®-Commercial

- Launch of retail distribution in the US ongoing in 2015
- Licensed in over 15 countries (Tabuk Pharma, Orimed, Oz Biogenics, Ovation Pharma)
- Product License approved by Health Canada. Expected Launch by our partner Orimed in Canada in Q3 2015 under the Uxor brand.
- EjectDelay® is experiencing fast growth through online sales
- EjectDelay® is currently available through the following online channels:

drugstore.com the uncommon drugstore | EJECTDELAY.COM | QUEST PRODUCTS

Medicals.com Your Health Online | amazon.com | Silver Star BRANDS

FREEDOM HILL, LLC | Pharmapacks.com | SWANSON Health Products swansonvitamins.com

Financial Snapshot

OTCQB: INNV

Cash on-hand provides sufficient capital to support the current operating plan through Q1 2016

40.0 M† Shares Outstanding	61.5 M† Shares Fully- Diluted	~8 M†† Market Cap

$1.0 M Revenues 2014	$3-5 M Projected 2015

† as of March 31st 2015

† † as of Feb 24 2015

innovus pharma

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Five commercial products (Zestra®, EjectDelay® , Sensum+® ,Zestra Glide® & Vesele®
  - High Value product pipeline targeting over $1Billion US market (Fluticare® - Fluticasone propionate SP; Androferti®)

- **High Growth & Revenues**
  - Over $1M in revenues recognized in 2014, and $3-$5 million projected for 2015.

- **Multiple Near-Term Milestones**
  - Up to $440M in sales milestones already signed with commercial partners in 30 countries
  - Launch of Androferti® in Q3 2015
  - Announcing new commercial partnerships throughout 2015

- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 30 countries

innovus pharma

- **Experienced and Proven Management Team**

Contact
Bassam Damaj, Ph.D.
President & CEO
or
Lynnette Dillen, CPA
EVP & CFO

+1 858 964-5123
bdamaj@innovuspharma.com
ldillen@innovuspharma.com

innovus pharma